                    HYPOTHETICAL PERFORMANCE DATA DISCLAIMER

The following tables and other statistical analyses (the "Hypothetical Performance Data") that you have produced are privileged and intended solely for use by you (the party to whom [name of underwriter] provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Lehman Brothers Inc. in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by Lehman Brothers Inc. or any other person. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by [name of underwriter] and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, and that neither Lehman Brothers Inc. nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the [name of underwriter] Trading Desk at [telephone number of underwriter] to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Lehman Brothers Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are preliminary and subject to change prior to issuance.

Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the [name of underwriter] Trading Desk at [telephone number of underwriter]

The computer model referenced herein supercedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superceded in its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

! HYBRID_TEMPLATE.CDI WHOLE_LOAN PORTFOLIO
! Modeled in the Intex CMO Modeling
  Language, (JK) which is copyright (c) 2001 by Intex Solutions, Inc. ! Intex shall not be held liable for the accuracy of this data
! nor for the accuracy of information which is derived from this data.
!
  DEFINE PREPAY PPC RISE_PERS 1 START_CPR 18 END_CPR 30
!
!
     FULL_DEALNAME:      Preliminary Deal
     TRUSTEE_DEAL:       TBA
     SERVICER_MASTER:    TBA
!
       ISSUER:           TBA
       DEALER:           LEHMAN BROTHERS
       DEAL SIZE:        $ 2000000000.00
       PRICING SPEED:    20% CPR
!      ISSUE DATE:       20021001
       SETTLEMENT DATE:  20021024
!
       OPTIONAL REDEMPTION: (CURDATE GE 20070925);
!
!
  Record date delay: 24
!
ifdef #_CMOVER_2.3D7 _

DEFINE STANDARDIZE ORIG_COLL_BAL GROUP 0 CONSTANT #OrigCollBal = 2000000000.00

!
ifndef #_CMOVER_2.3D7 _
DEFINE CONSTANT #ORIGCOLLBAL   = 2000000000.00
!
DEFINE DYNAMIC #sfee1 = IF CURDATE LE 20070925 THEN 1.24862 ELSE 0.55
DEFINE DYNAMIC #sfee2 = IF CURDATE LE 20070925 THEN 1.09781 ELSE 0.55
DEFINE DYNAMIC #sfee3 = IF CURDATE LE 20070925 THEN 1.12571 ELSE 0.55
DEFINE DYNAMIC #sfee4 = IF CURDATE LE 20070925 THEN 1.675 ELSE 0.55
DEFINE DYNAMIC #sfee5 = IF CURDATE LE 20070925 THEN 1.07855 ELSE 0.55
DEFINE DYNAMIC #sfee6 = IF CURDATE LE 20070925 THEN 0.90516 ELSE 0.55
DEFINE DYNAMIC #sfee7 = IF CURDATE LE 20070925 THEN 0.86559 ELSE 0.55
!
  INITIAL INDEX CMT_1YR 1.75
!
  TOLERANCE XRS_BAL         1.00
  TOLERANCE WRITEDOWN_0LOSS 5.00
  TOLERANCE INTEREST 2.00
!
  PASS_THRU_RATE   4.45
!
  MASTER_SERVICE_FEE 0.00
  TRUSTEE_FEE 0.000
!
  GROUP "PREM"  SUBSET ( POOL("NETRATE") GE 4.450 + 1e-8 );  = 0
  GROUP "DISC"  SUBSET ( POOL("NETRATE") LT 4.450 + 1e-8 );  = 0
!
 DEFINE DYNAMIC  #BegPremBal =               _
                 COLL_PREV_BAL("PREM") * ( COLL_NETRATE("PREM") - 4.450)/4.450

DEFINE DYNAMIC  #EndPremBal =                  _
                   COLL_BAL("PREM") * ( COLL_NETRATE("PREM") - 4.450)/4.450
!
!
  Tranche "a1"   SEN_WAC
    Block $ 390438000 at 2.335333333 FLOAT Delay 1 Dated 20021024 Next
20021125 _
    COUPONCAP 30360 NONE (COLL_NETRATE);
    (IF CURDATE LE 20070925 THEN 2.26 ELSE COLL_NETRATE ) 0 999.
!
  Tranche "a2"   SEN_WAC
    Block $ 340033000 at 3.54 FLOAT Delay 24 Dated 20021001 Next 20021125 _
    COUPONCAP 30360 NONE (COLL_NETRATE);
    (IF CURDATE LE 20070925 THEN 3.54 ELSE COLL_NETRATE ) 0 999.
!
  Tranche "a3"   SEN_WAC
    Block $ 293044000 at 4.07 FLOAT Delay 24 Dated 20021001 Next 20021125 _
    COUPONCAP 30360 NONE (COLL_NETRATE);
    (IF CURDATE LE 20070925 THEN 4.07 ELSE COLL_NETRATE ) 0 999.
!
  Tranche "a4"   SEN_WAC
    Block $ 289460000 at 4.38 FLOAT Delay 24 Dated 20021001 Next 20021125 _
    COUPONCAP 30360 NONE (COLL_NETRATE);
    (IF CURDATE LE 20070925 THEN 4.38 ELSE COLL_NETRATE ) 0 999.
!
  Tranche "a5"   SEN_WAC
    Block $ 631025000 at 4.38 FLOAT Delay 24 Dated 20021001 Next 20021125 _
    COUPONCAP 30360 NONE (COLL_NETRATE);
    (IF CURDATE LE 20070925 THEN 4.38 ELSE COLL_NETRATE ) 0 999.
!
Tranche "x1"   SEN_WAC
    Block $ 301186498.88 at 4.45 FLOAT NOTIONAL WITH FORMULA _
    (IF CURDATE LE 20070825 THEN (2.19 *BBAL("a1")/4.450 + 0.91
*BBAL("a2")/4.450 + 0.38 *BBAL("a3")/4.450 + 0.07 *BBAL("a4")/4.450 + 0.07
*BBAL("a5")/4.450) ELSE 0); _
    Delay 24  Dated 20021001  Next 20021125  _
    COUPONCAP 30360 NONE (COLL_NETRATE);
   (IF CURDATE LE 20070925 THEN 4.45 ELSE 0 ) 0 999.
!
! Tranche "R" SEN_WAC
    Block  $ 100.00 at 0.00 FLOAT _
      Delay 24 Dated 20021001 Next 20021125 _

     COUPONCAP 30360 NONE (COLL_NETRATE);
     (IF CURDATE LE 20070925 THEN 0.00 ELSE COLL_NETRATE ) 0 999.
!
  Tranche "RATPO"   SEN_XRS_PO
    Block $ 0.00 at 0.00 FLOAT Delay 24 Dated 20021001 Next 20021125 _ COUPONCAP 30360 NONE (COLL_NETRATE);
    (IF CURDATE LE 20070925 THEN 0.00 ELSE COLL_NETRATE ) 0 999.
!
DEFINE DYNAMIC  #SubRate = IF CURDATE LE 20070925 THEN 4.45 ELSE COLL_NETRATE
!
!
  Tranche "SUBS"  JUN_WAC
    Block $ 55999900.00 at 4.45 FLOAT Delay 24 Dated 20021001 Next 20021125 _
    COUPONCAP 30360 NONE (COLL_NETRATE);
    ( #SubRate )
    0.00  99999.
!
!
  CLASS "PO"  SHORTFALL_PAYBACK ALLOCATION TRUE                _
              WRITEDOWN_LIMIT BALANCE                          _
              ( XRS_FRAC("COLL_ENDBAL",1) * COLL_BAL );        _
              = "RATPO"
!
  CLASS "SEN"  = "a1".."r"
!
  CLASS "SUBS"  = "SUBS"
  CLASS "SUB" WRITEDOWN_BAL SUBORD = "SUBS"
!
  CLASS "ROOT"  DISTRIB_CLASS RULES = "SEN" "SUB" "PO"
!
  CROSSOVER  When 0
!
  SPECIAL_HAZARD TERMINATION    When  HAZARD_LOSS_ACCUM   >  5859652
  FRAUD TERMINATION             When  FRAUD_LOSS_ACCUM    >  6626575
  BANKRUPTCY TERMINATION        When  BANKRUPT_LOSS_ACCUM >   100000
!
  INTEREST_SHORTFALL          FULL_PREPAY    Compensate Pro_rata _
                              PARTIAL_PREPAY Compensate Pro_rata _
                              LOSS           NO_Compensate Subordinated Accum
!
!
 CMO Block Payment Rules
------------------------------------
!
!!! ALLOCATE TO PO
!
 calculate :  "PO"  _
NO_CHECK    SCHEDULED   Fraction      = XRS_PO_SCHED,    _
NO_CHECK    PREPAY      Fraction #POP = XRS_PO_PREPAY,   _
NO_CHECK    RECOVER     Amount   #PO  = XRS_PO_RECOVER * DELINQ_RECOVER
!
  calculate: #CurPOLoss = (XRS_PO_LIQUIDATE * DELINQ_LIQUIDATE) - #PO calculate: #DeferAmt = #DeferAmt + #CurPOLoss
!
!
!!! ALLOCATE TO SENIOR
!
 calculate : #OrigSenPct = 100 * ORIG_BBAL("SEN")/(#OrigCollBal -
 ORIG_BBAL("PO"))
!

  calculate : #OrigSubPct = 100 - #OrigSenPct
!
  calculate : #SenPct = IF BBAL("SUB") < 0.1 THEN 100 ELSE MIN( 100, 100 *

  BBAL("SEN")/(COLL_PREV_BAL*AMB_COLLBAL))
!
  calculate : #SubPct = 100 - #SenPct

  calculate : #OrigSubBal = MAX( 0,#OrigCollBal - ORIG_BBAL("SEN","PO") )
!
ifndef #cmover2.3d _
  calculate : #DelinqTest   =                              _
  ( ( AVG_DELINQ_BAL(2,6) < 50% * BBAL("SUB") ) AND        _
    DELINQ_LOSS_ACCUM <= ORIG_BBAL("SUB") * SHIFTR% )
!
ifdef #cmover2.3d _
  calculate : #DelinqTest = Trigger("ShiftTrigger")
!
calculate: #TwoTimesTest   = #SubPct >= 2 * #OrigSubPct
!
  calculate : #SenPrep  =                                   _
             IF  #SenPct > #OrigSenPct                  _
             THEN 100.0                                    _
ELSE IF CURDATE > 20051025 AND #TwoTimesTest           _
                 THEN #SenPct                                       _
                 ELSE IF #TwoTimesTest                              _
                      THEN #SenPct  + 50% * #SubPct                _
                      ELSE #SenPct  + (SHIFT% * (100-#SenPct))
!
  calculate : #SenRecv  =                                               _
              MAX(0, MIN(#SenPrep/100 * DELINQ_RECOVER * AMB_RECOVER ,  _
                   #SenPct/100 * DELINQ_LIQUIDATE * AMB_LIQUIDATE ))
!
!
 calculate :  "SEN" _

NO_CHECK    SCHEDULED   AMOUNT         #S1  = COLL_P_SCHED  * AMB_SCHED * #SenPct/100 ; _
NO_CHECK    PREPAY      AMOUNT         #P1  = COLL_P_PREPAY * AMB_PREPAY * #SenPrep/100 ; _
NO_CHECK    RECOVER     AMOUNT  LIMIT  #R1  = #SenRecv

!
!!! ALLOCATE TO SUBS
!
  calculate : #SubSch = MAX( 0, AMB_SCHED * COLL_P_SCHED - #S1 )
  calculate : #SubRec = MAX( 0, AMB_RECOVER * DELINQ_RECOVER - #R1 ) calculate : #SubPrp = MAX( 0, AMB_PREPAY * COLL_P_PREPAY - #P1 )
!
!
  calculate:  "SUBS" _
   SCHEDULED AMOUNT = #SubSch * SHARE("SUBS"); _
   PREPAY    AMOUNT = #SubPrp * SUB_SHARE("SUBS"); _
   RECOVER   AMOUNT = #SubRec * SHARE("SUBS")
!
------------------------------------
!
------------------------------------
       pay : CLASS ENTIRETY SEQUENTIAL ( "PO" ) pay : CLASS ENTIRETY SEQUENTIAL ( "SEN" )

----------------------------------------------------
!
----------------------------------------------------
      when :  IS_TRUE ( BBAL("SUB") LT .01 )
       pay :  PRO_RATA ( "SEN" )
      goto :  END_OF_RULES
----------------------------------------------------
!
----------------------------------------------------
        pay : CLASS ENTIRETY SEQUENTIAL  ( "SUB" )
----------------------------------------------------
        pay : CLASS ENTIRETY SEQUENTIAL  ( "SUBS" )
----------------------------------------------------
!
----------------------------------------------------
       from : SUBACCOUNT ( #DeferAmt , CLASS "SUBS" )
        pay : AS_INTEREST ( "PO" )
!---------------------------------------------------
       when : DATE (GT 20070925)
        pay : pro_rata  ("a1";"a2";"a3";"a4";"a5")
!---------------------------------------------------
!
----------------------------------------------------
        pay : SEQUENTIAL  ( "SUBS" )
----------------------------------------------------
        pay : SEQUENTIAL  ( "RATPO" )
----------------------------------------------------
         pay : sequential ("r")
!---------------------------------------------------
      pay : SEQUENTIAL ("a1")
!---------------------------------------------------
      pay : SEQUENTIAL ("a2")
!---------------------------------------------------
         pay : SEQUENTIAL ("a3")
!---------------------------------------------------
         pay : SEQUENTIAL ("a4")
!---------------------------------------------------
         pay : SEQUENTIAL ("a5")
----------------------------------------------------
        pay : SEQUENTIAL  ( "SUBS" )
----------------------------------------------------
        pay : SEQUENTIAL  ( "RATPO" )
!---------------------------------------------------
!
!
 Schedule "SHIFT%"
 Declare
120     100%
132     70%
144     60%
156     40%
168     20%
180      0%
!
 Schedule "SHIFTR%"
Declare
120      0%

132     30%
144     35%
156     40%
168     45%
180     50%
!
!
! Collateral
!
!           Factor         ---Delay---
!  Type      Date          P/Y      BV    Use BV for 0
   WL       20021001        54      44         FALSE
!

! Pool # Type      Gross         Current    Original   ----------------------Fee---------------------   Maturity
Orig                       ARM         Net   #mos  #mos   P#mos P#mos  Life
Reset                                 Life   Max    Look
!                  Coupon        Factor      Balance            P/Y                   BV                P/Y   BV
Term                     Index       Margin  ToRst RstPer ToRst RstPer Cap
Cap                                   Floor  Negam  Back

M 000000 WL 00 WAC 5.69862   1.000   3841625.93  (#sfee1); (#sfee1);     359   359 360                    ARM
CMT_1YR  2.75   59    12     SYNC_INT     10.87939 (IF LOAN ("TEASER") THEN 5.00 ELSE 2.00); 2.75   0      45
NO_CHECK TEASER

M 000000 WL 00 WAC 5.54781   1.000   430823887.87  (#sfee2); (#sfee2);     360   360 360                    ARM
CMT_1YR  2.75627   60    12     SYNC_INT     10.56514 (IF LOAN ("TEASER") THEN 5.00 ELSE 2.00); 2.75627   0
45  NO_CHECK TEASER

M 000000 WL 00 WAC 5.57571   1.000   22468503.43 (#sfee3); (#sfee3);     360   360 360                    ARM
CMT_1YR  2.78491   61    12     SYNC_INT     10.70121 (IF LOAN ("TEASER") THEN 5.00 ELSE 2.00); 2.78491   0
45  NO_CHECK TEASER

M        0        WL       0        WAC     6.125    1        656918.12         (#sfee4);        (#sfee4);
358      358      360      ARM      CMT_1YR 2.75     58       12       SYNC_INT 11.125  (IF      LOAN
("TEASER" THEN    5.00     ELSE     2.00);  2.75     0        45       BALLOON SCHED_BOTH           360  AMORT
NONE FOR          59       TEASER

M        0        WL       0        WAC     5.52855  1        13335875.86       (#sfee5);        (#sfee5);
359      359      360      ARM      CMT_1YR 2.75     59       12       SYNC_INT 10.52855(IF      LOAN
("TEASER")        THEN     5.00     ELSE    2.00);   2.75     0        45       BALLOON SCHED_BOTH           360
AMORT NONE FOR         59  TEASER

M        0        WL       0        WAC     5.35516  1        1427488673.22     (#sfee6);        (#sfee6);
360      360      360      ARM      CMT_1YR 2.74993  60       12       SYNC_INT 10.36108 (IF     LOAN
("TEASER")        THEN     5.00     ELSE    2.00);   2.74993  0        45       BALLOON SCHED_BOTH     360  AMORT
NONE FOR 59       TEASER

M        0        WL       0        WAC     5.31559  1        101384515.57      (#sfee7);        (#sfee7);
360      360      360      ARM      CMT_1YR 2.75272  61       12       SYNC_INT 10.32511 (IF     LOAN
("TEASER")        THEN     5.00     ELSE    2.00);   2.75272  0        45       BALLOON SCHED_BOTH        360
AMORT NONE FOR 60 TEASER